UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 28, 2010

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2010, the Board of Directors ("Board") of Old National Bancorp (the "Company"), upon recommendation of the Compensation and Management Development Committee of the Board (the "Compensation Committee"), took several actions with respect to compensation for the Company’s Chief Executive Officer, Chief Financial Officer and other executive officers named in the compensation discussion and analysis included in the Company’s proxy statement for its annual meeting held in 2009 (collectively, the "Named Executive Officers") and other executive officers. The actions taken include the approval of a Bonus Recoupment Policy ("Clawback Policy"). Pursuant to the Clawback Policy, the Board will review the circumstances of any material restatement of the Company’s financial results to determine whether there should be a recovery of a bonus or incentive payment paid to any member of the Company’s Executive Leadership Group after January 28, 2010. The Clawback Policy has been incorporated into the Company’s Corporate Governance Guidelines as Section 11, which are furnished as Exhibit 99.1 to this current report on Form 8-K.

The actions taken by the Board on January 28, 2010 also included the approval of discretionary bonuses for the Named Executive Officers, with the exception of Robert G. Jones, in connection with their services to the Company for the 2009 fiscal year that are payable February 19, 2010. The decision to not grant Mr. Jones a discretionary bonus was mutually agreed upon by the Board and Mr. Jones. Discretionary bonuses were also approved for all other employees of the Company that participate in the Company’s Short-Term Incentive Plan for their services to the Company for the 2009 fiscal year. The following table sets forth information regarding the discretionary bonus approved for each of the Named Executive Officers:

Robert G. Jones - $0
Barbara A. Murphy - $38,475
Christopher A. Wolking - $34,764
Jeffrey L. Knight - $23,783
Daryl D. Moore - $29,906

On February 1, 2010, the Board, upon recommendation of the Compensation Committee, granted long-term incentive awards under the Company’s 2008 Incentive Compensation Plan ("Plan") that are materially consistent with the previously disclosed terms of the Plan.

Item 8.01 Other Events.

The Board elected not to take action at its January 28, 2010 meeting to amend or extend the term of the Company’s Rights Agreement (Poison Pill) dated March 1, 1990 and amended on February 29, 2000. As such, the Company’s Rights Agreement will expire March 1, 2010.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished herewith:

99.1 Old National Bancorp Corporate Governance Guidelines

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

February 2, 2010	By:	Jeffrey L. Knight

Name: Jeffrey L. Knight
Title: Executive Vice President and Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

99.1	Old National Bancorp Corporate Governance Guidelines